UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Columbus McKinnon Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Columbus McKinnon Corporation

Annual Meeting of Stockholders

Monday, July 22, 2024 10:00 AM, Eastern Time

The meeting will be held via live audio webcast. Please visit www.proxydocs.com/CMCO for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CMCO

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CMCO

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 12, 2024.

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Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On July 22, 2024 For Stockholders of record as of May 28, 2024

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/CMCO

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

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Columbus McKinnon Corporation Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	To elect as directors of the Company the 9 persons named in the accompanying Proxy Statement for terms expiring at the 2025 Annual Meeting of Shareholders;

1.01 Gerald G. Colella

1.02 Kathryn V. Roedel

1.03 David J. Wilson

1.04 Aziz S. Aghili

1.05 Jeanne Beliveau-Dunn

1.06 Michael Dastoor

1.07 Chad R. Abraham

1.08 Rebecca Yeung

1.09 Chris J. Stephens, Jr.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025;

3.	To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers;

4.	To approve the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan; and

5.	To act upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.